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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                   FORM 8-K/A
                                 Amendment No.1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 24, 2002
                                                           ------------


                              PILLOWTEX CORPORATION
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      000-49835                75-2147728
      ----------------           ----------------------          -----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation )                                      Identification No.)


            One Lake Circle Drive                              28081
          Kannapolis, North Carolina                         ---------
          --------------------------                         (Zip Code)
   (Address of Principal Executive Offices)


        Registrant's telephone number, including area code: 704-939-2000
                                                            ------------

         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)    Financial Statements of Businesses Acquired:

             Not Applicable.

      (b)    Pro Forma Financial Information:

             Not Applicable.

      (c)    Exhibits:

             Exhibit No.   Description

                 2.1       Agreement and Plan of Merger

                 4.1       Registration Rights Agreement*

                 4.2       Certificate of Incorporation of Pillowtex
                           Corporation*

                 4.3       Bylaws of Pillowtex Corporation*

                 4.4       Warrant Agreement*

                 4.5 Form of Warrant Certificate (incorporated by reference to Exhibit A to Exhibit 4.4 to this Form 8-K/A)*

                 4.6       Form of Common Stock Certificate

                 10.1 Loan and Security Agreement dated May 24, 2002 among Pillowtex Corporation, various subsidiaries of Pillowtex Corporation, Congress Financial Corporation, as Agent, and the Financial Institutions named therein

                 10.2 Term Loan Agreement dated as of May 24, 2002 among Pillowtex Corporation, Bank of America, N.A., as Administrative Agent, and the Lenders party thereto

                 99.1      Pillowtex Corporation Press Release, dated May 28,
                           2002*

__________________________
*  Previously filed.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PILLOWTEX CORPORATION


                                     By:    /s/ JOHN F. STERLING
                                         ---------------------------------------
                                         Name:  John F. Sterling
                                         Title: Vice President, General Counsel
                                                and Secretary

Date: June 10, 2002

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                                  EXHIBIT INDEX

     Exhibit No.    Description

          2.1       Agreement and Plan of Merger

          4.1       Registration Rights Agreement*

          4.2       Certificate of Incorporation of Pillowtex Corporation*

          4.3       Bylaws of Pillowtex Corporation*

          4.4       Warrant Agreement*

                    Form of Warrant Certificate (incorporated by reference to
          4.5       Exhibit A to Exhibit 4.4 to this Form 8-K/A)*

          4.6       Form of Common Stock Certificate

          10.1 Loan and Security Agreement dated May 24, 2002 among Pillowtex Corporation, various subsidiaries of Pillowtex Corporation, Congress Financial Corporation, as Agent, and the Financial Institutions named therein

          10.2 Term Loan Agreement dated as of May 24, 2002 among Pillowtex Corporation, Bank of America, N.A., as Administrative Agent, and the Lenders party thereto

          99.1      Pillowtex Corporation Press Release, dated May 28, 2002*


____________________________
*  Previously filed.

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